PIMCO FUNDS

Supplement dated November 6, 2008 to the Strategic Markets Funds Institutional and Administrative Class Prospectus dated October 1, 2008

Disclosure relating to the PIMCO European StocksPLUS® TR Strategy Fund, PIMCO Far East (Ex-Japan) StocksPLUS® TR Strategy Fund and PIMCO Japanese StocksPLUS® TR Strategy Fund

The Board of Trustees of PIMCO Funds (the “Trust”) has approved a Plan of Liquidation for each of the PIMCO European StocksPLUS® TR Strategy Fund, PIMCO Far East (Ex-Japan) StocksPLUS® TR Strategy Fund and PIMCO Japanese StocksPLUS® TR Strategy Fund (each a “Fund” and collectively the “Funds”) pursuant to which each Fund will be liquidated (each a “Liquidation” and collectively the “Liquidations”) on or about December 1, 2008 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective November 10, 2008, the Funds will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into the Funds from other funds of the Trust or funds of Allianz Funds or Allianz Funds Multi-Strategy Trust.

Mechanics. In connection with the Liquidations, any share of a Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after each Fund has paid or provided for all of its charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders of record at the time of the Liquidations. Additionally, each Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. Pacific Investment Management Company LLC (“PIMCO”), investment adviser to the Funds, intends to distribute substantially all of each Fund’s net investment income prior to the Liquidations. PIMCO will bear all expenses in connection with the Liquidations.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of a Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Purchases, Redemptions and Exchanges – Redeeming Shares” in the Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of any other fund of the Trust or any fund of Allianz Funds or Allianz Funds Multi-Strategy Trust that offers that class, as described in and subject to any restrictions set forth under “Purchases, Redemptions and Exchanges – Exchange Privilege” in the Prospectus. Any redemptions or exchanges, as provided in this paragraph, occurring on or after November 10, 2008 will not be subject to a redemption fee.

U.S. Federal Income Tax Matters. Although the Liquidations are not expected to be a taxable event for the Funds, for taxable shareholders, the automatic redemption of shares of the Funds on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidation(s).

If you have any questions regarding the Liquidations, please contact the Trust at 1-866-746-2606.

Investors Should Retain This Supplement For Future Reference